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                                                                    EXHIBIT 10.3

                          ACCREDITED HOME LENDERS, INC.


                  1995 EXECUTIVE STOCK OPTION PLAN, as Amended


     1. Purpose. The Accredited Home Lenders, Inc. 1995 Executive Stock Option Plan (the "Plan") is established to attract, retain and reward persons providing services to Accredited Home Lenders, Inc. and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group"), and to motivate such persons to contribute to the growth and profits of the Participating Company Group in the future. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2.   Administration.

          (a) General. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All questions of interpretation of the Plan or of any options granted under the Plan (an "Option") shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.

          (b) Options Authorized. Options may be either incentive stock options as defined in Section 422 of the Code ("Incentive Stock Options") or nonstatutory stock options.

          (c) Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

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          (d)  Disinterested Administration. With respect to the participation in the Plan of employees who are also officers or directors of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by the Board in compliance with the "disinterested administration" requirement of Rule 16b-3, as promulgated under the Exchange Act and amended from time to time or any successor rule or regulation ("Rule 16b-3").

     3.   Eligibility.

          (a) Eligible Persons. Options may be granted only to employees (including officers and directors who are also employees) and directors of the Participating Company Group or to individuals who are rendering services as consultants, advisors or other independent contractors to the Participating Company Group. The Board shall, in its sole discretion, determine which persons shall be granted Options (an "Optionee"). Eligible persons may be granted more than one (1) Option.

          (b) Directors Serving on Committee. If a committee of the Board has been established to administer the Plan in compliance with the "disinterested administration" requirement of Rule 16b-3, no member of such committee, while a member, shall be eligible to be granted an Option.

          (c) Restrictions on Option Grants. A director of the Company may only be granted a nonstatutory stock option unless the director is also an employee of the Company. An individual who is rendering services as a consultant may only be granted a nonstatutory stock option.

     4. Shares Subject to Option. Options shall be for the purchase of shares of the authorized but unissued common stock of the Company (the "Stock"), subject to adjustment as provided in paragraph 10 below. The maximum number of shares of Stock which may be issued under the Plan shall be One Million Six Hundred Ninety Three Thousand Five Hundred Seventy Four (1,693,574) shares. In the event that any outstanding Option for any reason expires or is terminated or canceled and/or shares of Stock subject to repurchase are repurchased by the Company, the shares allocable to the unexercised portion of such Option, or such repurchased shares, may again be subject to an Option grant.

     5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company.

     6. Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares of Stock for which the Option shall be granted, the exercise price of the Option, the timing and terms of exercisability and vesting of the Option, the time of expiration of the option, the effect of the Optionee's termination of employment or service, whether the Option is to be treated as an Incentive Stock Option or as a nonstatutory stock option, the method for satisfaction of any tax withholding obligation arising in connection with an Option, including by withholding or

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delivery of shares of stock, and all other terms and conditions of the Option not inconsistent with the Plan. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish, which agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price for each Option shall be established in the sole discretion of the Board; provided, however, that (i) the exercise price per share for an Incentive Stock Option shall be not less than the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option, (ii) the exercise price per share for a nonstatutory stock option shall be not less than eighty-five percent (85%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option and (iii) no Option granted to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code (a "Ten Percent Owner Optionee") shall have an exercise price per share less than one hundred ten percent (110%) of the fair market value, as determined by the Board, of a share of Stock on the date of the granting of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a nonstatutory stock option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying with the provisions of Section 424(a) of the Code.

          (b) Exercise Period of Options. The Board shall have the power to set, including by amendment of an Option, the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that (i) no Option shall be exercisable after the expiration of ten (10) years after the date such Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the date such Option is granted.

          (c)  Payment of Exercise Price.

               (i) Forms of Payment Authorized. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (1) in cash, by check, or cash equivalent, (2) by tender to the Company of shares of the Company's stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (3) by the Optionee's recourse promissory note in a form approved by the Company, (4) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (5) by any combination thereof. The Board may at any time or from time to

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time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

               (ii) Tender of Company Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company of shares of the Company's stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of the Company's stock unless such shares of the Company's stock either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

               (iii) Promissory Notes. No promissory note shall be permitted if an exercise using a promissory note would be a violation of any law. Any permitted promissory note shall be due and payable not more than four (4) years after the Option is exercised, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired on exercise of the Option and/or with other collateral acceptable to the Company. Unless otherwise provided by the Board, in the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

               (iv) Assignment of Proceeds of Sale. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of Stock to be acquired upon such exercise.

     7.   Standard Forms of Stock Option Agreement.

          (a) Incentive Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as an "Incentive Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of incentive stock option agreement attached hereto as Exhibit A and incorporated herein by reference.

          (b) Nonstatutory Stock Options. Unless otherwise provided for by the Board at the time an Option is granted, an Option designated as a "Nonstatutory Stock Option" shall comply with and be subject to the terms and conditions set forth in the forms of nonstatutory stock option agreement attached hereto as Exhibit B and incorporated herein by reference.

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          (c)  Standard Term for Options. Except as provided in paragraph 6(b)
or otherwise provided for by the Board in the grant of an Option, any Option granted hereunder shall be exercisable for a term of ten (10) years.

     8. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of either of the standard forms of stock option agreement described in paragraph 7 above either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended standard form or forms of stock option agreement shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are immediately exercisable subject to the Company's right to repurchase any unvested shares of Stock acquired by an Optionee on exercise of an Option in the event such Optionee's employment with the Participating Company Group is terminated for any reason, with or without cause.

     9. Fair Market Value Limitation. To the extent that the aggregate fair market value (determined at the time the Option is granted) of stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year (under all stock option plans of the Participating Company Group, including the Plan) exceeds one hundred thousand dollars ($100,000), such options shall be treated as nonstatutory stock options. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted.

     10. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company.

          In the event a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Transfer of Control (as defined below)) shares of another corporation (the "New Shares"), the Company may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price of the outstanding Options shall be adjusted in a fair and equitable manner.

     11. Transfer of Control. A "Transfer of Control" shall be deemed to have occurred in the event any of the following occurs with respect to the Company.

          (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company where the shareholders of the Company before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such sale or exchange;

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          (b)  a merger or consolidation where the shareholders of the Company before such merger or consolidation do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such merger or consolidation;

          (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations (as defined in paragraph 1 above) of the Company); or

          (d)  a liquidation or dissolution of the Company.

          In the event of a Transfer of Control, any unexercisable and/or unvested portion of such outstanding Option shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the Transfer of Control. The exercise and/or vesting of any Option that is permissible solely by reason of this paragraph 11 shall be conditioned upon the consummation of the Transfer of Control. Any Options which are not exercised as of the date of the Transfer of Control shall terminate and cease to be outstanding effective as of the date of the Transfer of Control.

     12. Death or Disability. If an Optionee ceases to be an employee of the Participating Company Group due to the death or disability (within the meaning of Section 422(c) of the Code) of the Optionee, fifty percent (50%) of the portion of any Option held by such Optionee which is then unexercisable and/or unvested at such time shall become immediately exercisable and fully vested as of the date the Optionee ceased to be an employee of the Participating Company Group due to the Optionee's death or disability as defined in this Section 12.

     13. Provision of Information. Each Optionee shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common shareholders.

     14. Options Non-Transferable. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution.

     15. Transfer of Company's Rights. In the event any Participating Company assigns, other than by operation of law, to a third person, other than another Participating Company, any of the Participating Company's rights to repurchase any shares of Stock acquired on the exercise of an Option, the assignee shall pay to the assigning Participating Company the value of such right as determined by the Company in the Company's sole discretion. Such consideration shall be paid in such form, including, without limitation, the performance of future services, as the Company shall determine in the Company's sole discretion. In the event such repurchase right is exercisable at the time of such assignment, the value of such right shall be not less than the fair market value of the shares of Stock which may be repurchased under such right (as determined pursuant to the terms of the Option agreement) minus the repurchase price of such shares. The requirements of this paragraph 14 regarding the minimum consideration to be received by the assigning Participating Company shall not inure to the benefit of the Optionee whose shares of

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Stock are being repurchased. Failure of a Participating Company to comply with the provisions of this paragraph 14 shall not constitute a defense or otherwise prevent the exercise of the repurchase right by the assignee of such right.

     16. Termination or Amendment of Plan or Options. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan or any Option at any time; provided, however, that without the approval of the Company's shareholders, there shall be (a) no increase in the total number of shares of Stock covered by the Plan (except by operation of the provisions of paragraph 10 above), (b) no change in the class of persons eligible to receive Incentive Stock Options and (c) no expansion in the class of persons eligible to receive nonstatutory stock options. In addition to the foregoing, the approval of the Company's shareholders shall be sought for any amendment to the Plan for which the Board deems shareholder approval necessary in order to comply with Rule 16b-3. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Accredited Home Lenders, Inc. 1995 Executive Stock Option Plan was duly adopted by the Board of Directors of the Company on the second day of February, 1995.

                                                /s/ Ray W. McKewon
                                                ------------------
                                                Ray W. McKewon, Secretary

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                                  Plan History

February 2, 1995     Board adopts the 1995 Executive Stock Option Plan with a
                     share reserve of 600,000 shares.

February 2, 1995     Shareholders approve the 1995 Executive Stock Option Plan
                     with a share reserve of 600,000 shares.

January 31, 1997     Board approves 100,000 increase in reserve and transfer of
                     108,033 shares from the 1995 Stock Option Plan to the reserve for a total reserve of 808,033.

January 31, 1997     Shareholders approve 100,000 increase in reserve and
                     transfer of 108,033 shares from the 1995 Stock Option Plan to the reserve for a total reserve of 808,033.

March 1, 1998        Board approves 6000 increase in reserve for a total reserve of 814,033.

March 1, 1998        Shareholders approve 6000 increase in reserve for a total
                     reserve of 814,033.

May 8, 1998          Board approves 100,000 increase in reserve for a total
                     reserve of 914,033.

June 1, 1998         Board approves 50,000 increase in reserve for a total
                     reserve of 964,033.

June 1, 1998         Shareholders approve 150,000 increase in reserve for a
                     total reserve of 964,033.

January 29, 1999     Board approves 115,500 increase in reserve for a total
                     reserve of 1,079,533.

January 29, 1999     Shareholders approve 115,500 increase in reserve for a
                     total reserve of 1,079,533.

August 1, 1999       Board approves 546,541 increase in reserve for a total
                     reserve of 1,626,074.

August 1, 1999       Shareholders approve 546,541 increase in reserve for a
                     total reserve of 1,626,074.

January 1, 2000      Board approves transfer of 25,000 shares from the 1998
                     Stock Option Plan to the reserve for a total reserve of 1,651,074.

January 1, 2000      Shareholders approve transfer of 25,000 shares from the
                     1998 Stock Option Plan to the reserve for a total reserve of 1,651,074.

February 3, 2000     Board approves 13,500 increase in reserve for a total
                     reserve of 1,664,574.

February 3, 2000     Shareholders approve 13,500 increase in reserve for a total reserve of 1,664,574.

February 21, 2000    Board approves transfer of 18,500 shares from the 1998
                     Stock Option Plan to the reserve for a total reserve of 1,683,074.

February 21, 2000    Shareholders approve transfer of 18,500 shares from the
                     1998 Stock Option Plan to the reserve for a total reserve of 1,683,074.

January 30, 2002     Board approves transfer of 10,500 shares from the 1998
                     Stock Option Plan to the reserve for a total reserve of 1,693,574.

January 30, 2002     Shareholders approve transfer of 10,500 shares from the
                     1998 Stock Option Plan to the reserve for a total reserve of 1,693,574.

                                   EXHIBIT A

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                          ACCREDITED HOME LENDERS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                    [For use in an Exempt Issuer Transaction
                             under Section 25102(f)
                      of the California Corporations Code]


     Accredited Home Lenders, Inc. granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.

     1.   Definitions:

          (a)  "Optionee" shall mean __________.

          (b)  "Date of Option Grant" shall mean ________________.

          (c) "Number of Option Shares" shall mean _______ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

          (d) "Exercise Price" shall mean $____ per share as adjusted from time to time pursuant to paragraph 9 below.

          (e)  "Initial Exercise Date" shall be the Initial Vesting Date.

          (f) "Initial Vesting Date" shall be the date occurring one (1) year after (check one):

          ____ the Date of Option Grant.

          X    _______________ (specify other date).
          ----

          (g)  Determination of "Vested Ratio":

                                                                    Vested Ratio

               Prior to Initial Vesting Date                             0

               On Initial Vesting Date,                                1/4
               provided the Optionee is
               continuously employed by
               a Participating Company from
               the Date of Option Grant until
               the Initial Vesting Date

               Plus

               For each full month                                    1/48
               of the Optionee's
               continuous employment by a
               Participating Company from the
               Initial Vesting Date

               In no event shall the Vested Ratio exceed 1/1.

          (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

          (i)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (j) "Company" shall mean Accredited Home Lenders, Inc., a California corporation, and any successor corporation thereto.

          (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

          (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

          (m) "Plan" shall mean the Accredited Home Lenders, Inc. 1995 Executive Stock Option Plan.

     2. Status of the Option. This Option is intended to be an incentive stock option as described in Section 422 of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other incentive stock options held by the Optionee (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, the Optionee should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an incentive stock option.)

     3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     4.   Exercise of the Option.

          (a) Right to Exercise. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1(g) above less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 12 below. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

          (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares and other administrative matters as may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below.

          (c)  Payment of Exercise Price.

               (1) Forms of Payment Authorized. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the exercise price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) if expressly authorized by the Company, in its sole discretion, at the time of Option exercise, by the Optionee's recourse promissory note in a form approved by the Company; (iv) by Immediate Sales Proceeds, as defined below, or (v) by any combination of the foregoing.

               (2) Tender of Company Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock.

               (3) Promissory Note. Unless otherwise specified by the Board at the time the Option is granted, a promissory note permitted in accordance with clause (c)(1)(iii) above shall not exceed the amount permitted by law to be paid by a promissory note and shall be a full recourse note in a form satisfactory to the Company, with principal payable four (4) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of stock acquired pursuant to the then current form of security agreement as approved by the Company. In the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's employment with the Participating Company Group for any reason, with or without cause.

               (4) Immediate Sales Proceeds. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

          (d) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares until such time as the Company's withholding obligations are satisfied.

          (e) Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

          (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

          (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

     5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

     6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as provided in paragraph 8 below.

     7.   Termination of Employment.

          (a) Termination of the Option. If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be an employee of the Participating Company Group because of the death or disability of the Optionee within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve
(12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death (solely for the purposes of extending the termination date of the Option as provided in this section and for no other reason whatsoever including, without limitation, for the purpose of extending or accelerating any vesting calculation) if the Optionee dies within three (3) months after the Optionee's termination of employment. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

          (b) Employee and Termination of Employment Defined. For purposes of this paragraph 7, the term "employee" shall mean any person, including officers and directors, employed by a Participating Company or performing services for a Participating Company as a director, consultant, advisor or other independent contractor who performs a minimum of twenty-five (25) hours per week of work or other services on behalf of a Participating Company. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated if the Optionee ceases to be employed by a Participating Company for a minimum of twenty-five (25) hours per week (whether upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company). The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's service as an employee. THE OPTIONEE IS CAUTIONED THAT IF THE OPTION IS EXERCISED MORE THAN THREE (3) MONTHS AFTER THE DATE ON WHICH THE OPTIONEE'S EMPLOYMENT (OTHER THAN AS A DIRECTOR, CONSULTANT, ADVISOR OR OTHER INDEPENDENT CONTRACTOR) TERMINATED, THE OPTION MAY CEASE TO BE AN INCENTIVE STOCK OPTION. THE OPTIONEE SHOULD CONSULT WITH THE OPTIONEE'S OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF ANY SUCH DELAYED EXERCISE.

          (c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (d) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date. The Company makes no representation as to the tax consequences of any such delayed exercise. The Optionee should consult with the Optionee's own tax advisors as to the tax consequences to the Optionee of any such delayed exercise.

          (e) Leave of Absence. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

     8. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

          (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

          (b)  a merger or consolidation in which the Company is a party;

          (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more subsidiary corporations of the Company); or

          (d)  a liquidation or dissolution of the Company.

          A "Transfer of Control" shall mean an Ownership Change described in
(a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or any Ownership Change described in (c) or (d) above.

          In the event of a Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is not exercised as of the date of the Transfer of Control.

     9. Death or Disability. If the Optionee ceases to be an employee of the Participating Company Group due to the death or disability (within the meaning of Section 422(c) of the Code) of the Optionee, fifty percent (50%) of the portion of this Option which is unvested at such time shall become fully vested as of the date the Optionee ceased to be an employee of the Participating Company Group due to the Optionee's death or disability as defined in this
Section 9 and the Vested Ratio shall be
adjusted accordingly.

     10. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

     11. Rights as a Shareholder or Employee. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 10 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

     12.  Right of First Refusal.

          (a) Right of First Refusal. In the event the Optionee proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

          (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of

First Refusal.

          (c) Bona Fide Transfer. In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 12 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

          (d) Exercise of Right of First Refusal. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee.

     If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

               (e) Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty
(120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

               (f) Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

               (g) Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

               (h) Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

               (i) Early Termination of Right of First Refusal. The other provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         13.   Escrow.

               (a) Establishment of Escrow. To ensure that shares subject to the Right of First Refusal and/or security for any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

               (b) Delivery of Shares to Optionee. As soon as practicable after the expiration of the Right of First Refusal, and after full repayment on any promissory note secured by the shares in escrow, but not more frequently than twice each calendar year, the agent shall deliver to the Optionee the shares no longer subject to such restriction and no longer security for any promissory note.

               (c) Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         14. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal and/or any security interest held by the Company with the same force and effect as the shares subject to the Right of First Refusal and such security interest immediately before such event.

         15. Notice of Sales Upon Disqualifying Disposition. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, the Optionee shall promptly notify the Chief Financial Officer of the Company if the Optionee disposes of any of the shares acquired pursuant to the Option within one (1) year from the date the Optionee exercises all or part of the Option or within two (2) years of the date of grant of the Option. Until such time as the Optionee disposes of such shares in a manner consistent with the provisions of this Option Agreement, the Optionee shall hold all shares acquired pursuant to the Option in the Optionee's name (and not in the name of any nominee) for the one-year period immediately after exercise of the Option and the two-year period immediately after grant of the Option. At any time during the one-year or two-year periods set forth above, the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers. The obligation of the Optionee to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate or certificates pursuant to the preceding sentence.

         16. Representations and Warranties. In connection with the grant of the Option and purchase of shares under the Option, the Optionee hereby agrees, represents and warrants as follows:

               (a) The Optionee will purchase the shares solely for the Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Securities Act. The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the shares or any portion thereof; and that the entire legal and beneficial interest in any shares the Optionee may acquire under the Option will be purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

               (b) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the shares. The Optionee further represents and warrants that the Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Optionee deems necessary and appropriate to enable the Optionee to evaluate the financial risk inherent in making an investment in the shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

               (c) The Optionee realizes that a purchase of shares under the Option will be a highly speculative investment and that the Optionee is able, without impairing his or her financial condition, to hold the shares for an indefinite period of time and to suffer a complete loss on the Optionee's investment.

               (d)   The Company has disclosed to the Optionee that:

                     (1) The resale of the shares acquired under the Option has not been registered under the Securities Act, and any shares acquired must be held indefinitely unless a transfer of such shares is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the shares;

                     (2) The Optionee understands that the certificate or certificates evidencing any shares acquired under the Option will be imprinted with legends which prohibit the transfer of the shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company. The Optionee does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the shares.

               (e) The Optionee is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than two years from the date the Optionee has purchased and paid for the shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the shares may be made by him or her only in limited amounts during any three-month period not exceeding specified limitations. The Optionee further represents that the Optionee understands that at the time the Optionee wishes to sell the shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Optionee would be precluded from selling the shares under Rule 144 even if the two-year minimum holding period had been satisfied. The Optionee represents that the Optionee understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

               (f) Without in any way limiting the Optionee's representations and warranties set forth above, the Optionee further agrees that the Optionee will in no event make any disposition of all or any portion of the shares which the Optionee may acquire under the Option unless:

                     (1) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                     (2) the Optionee will have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

                           (i)   The Optionee will have furnished the Company
with
an opinion of the Optionee's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of the Optionee's counsel will have been concurred in by counsel for the Company and the Company will have advised the Optionee of such concurrence; or

                       (ii) The disposition is made in compliance with Rule 144 or Rule 701 under the Securities Act after the Optionee has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Optionee.

            (g) The Optionee has (i) a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Optionee capable of evaluating the merits and risks of an investment in the shares and to protect the Optionee's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

            (h) The Optionee understands that the shares have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein. The Optionee understands that the Company is relying on the Optionee's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

     17. Legends. The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 12 above, and any applicable foreign, federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 17. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

            (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER,

ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

             (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

             (c)   "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO
A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

             (d)   "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY
THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("ISO"). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO _______. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE."

       18. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act. The Optionee shall be subject to this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

       19. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

       20. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee unless such amendment is required to enable the Option to qualify as an Incentive Stock Option.

       21. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

       22. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                      ACCREDITED HOME LENDERS, INC.




                                      By:

                                      Title:


       The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

Date: __________________              __________________________________________

                                   EXHIBIT B

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                          ACCREDITED HOME LENDERS, INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT

                    [For use in an Exempt Issuer Transaction
                             under Section 25102(f)
                      of the California Corporations Code]


         Accredited Home Lenders, Inc. granted to the individual named below an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Option Agreement.


         1. Definitions:

            (a) "Optionee" shall mean  _________________________.

            (b) "Date of Option Grant" shall mean ______________________.


            (c) "Number of Option Shares" shall mean _____________________ shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

            (d) "Exercise Price" shall mean $_________ per share as adjusted from time to time pursuant to paragraph 9 below.

            (e) "Initial Exercise Date" shall be the Initial Vesting Date.

            (f) "Initial Vesting Date" shall be the date occurring one (1) year after (check one):

            ________ the Date of Option Grant.

            ________ ________________________ (specify other date).

            (g) Determination of "Vested Ratio":

                                                                   Vested Ratio

                Prior to Initial Vesting Date                             0

                On Initial Vesting Date,                                1/4
                provided the Optionee is
                continuously employed by
                a Participating Company from
                the Date of Option Grant until
                the Initial Vesting Date

                Plus

                For each full month                                    1/48
                of the Optionee's
                continuous employment by a
                Participating Company from the
                Initial Vesting Date

                In no event shall the Vested Ratio exceed 1/1.

            (h) "Option Term Date" shall mean the date ten (10) years after the Date of Option Grant.

            (i) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (j) "Company" shall mean Accredited Home Lenders, Inc., a California corporation, and any successor corporation thereto.

            (k) "Participating Company" shall mean (i) the Company and (ii) any present or future parent and/or subsidiary corporation of the Company while such corporation is a parent or subsidiary of the Company. For purposes of this Option Agreement, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Code.

            (l) "Participating Company Group" shall mean at any point in time all corporations collectively which are then a Participating Company.

            (m) "Plan" shall mean the Accredited Home Lenders, Inc. 1995 Executive Stock Option Plan.

         2. Status of the Option. This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option as described in Section 422(b) of the Code.

         3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted in the Plan, including, without limitation, the power to terminate or amend the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

         4. Exercise of the Option.

            (a) Right to Exercise. Except as provided in paragraph 4(f) below, the Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1(g) above less the number of shares previously acquired upon exercise of the Option, subject to the Optionee's agreement that any shares purchased upon exercise are subject to the Company's repurchase rights set forth in paragraph 12 below. In no event shall the Option be exercisable for more shares than the Number of Option Shares. In addition to the foregoing, in the event that the adoption of the Plan or any amendment of the Plan is subject to the approval of the Company's shareholders in order for the Option to comply with the requirements of Rule 16b-3, promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall not be exercisable prior to such shareholder approval if the Optionee is subject to Section 16(b) of the Exchange Act, unless the Board, in its sole discretion, approves the exercise of the Option prior to such shareholder approval.

            (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares and other administrative matters as may be required pursuant to the provisions of this Option Agreement and the exercise form used by the Company. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, or other authorized representative of the Participating Company Group, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreement referenced below.

            (c) Payment of Exercise Price.

                (i) Forms of Payment Authorized. Payment of the exercise price for the number of shares for which the Option is being exercised shall be made
(i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the exercise price, which either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, (iii) if expressly authorized by the Company, in its sole discretion, at the time of Option exercise, by the Optionee's recourse promissory note in a form approved by the Company; (iv) by Immediate Sales Proceeds, as defined below, or (v) by any combination of the foregoing.

                (ii) Tender of Company Stock. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock.

                (iii) Promissory Note. Unless otherwise specified by the Board at the time the Option is granted, a promissory note permitted in accordance with clause (c)(1)(iii) above shall not exceed the amount permitted by law to be paid by a promissory note and shall be a full recourse note in a form satisfactory to the Company, with principal payable four (4) years after the date the Option is exercised. Interest on the principal balance of the promissory note shall be payable in annual installments at the minimum interest rate necessary to avoid imputed interest pursuant to all applicable sections of the Code. Such recourse promissory note shall be secured by the shares of stock acquired pursuant to the then current form of security agreement as approved by the Company. In the event the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations. Except as the Company in its sole discretion shall determine, the Optionee shall pay the unpaid principal balance of the promissory note and any accrued interest thereon upon termination of the Optionee's employment with the Participating Company Group for any reason, with or without cause.

                (iv) Immediate Sales Proceeds. "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Company of the proceeds of a sale of some or all of the shares acquired upon the exercise of the Option pursuant to a program and/or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve any such program and/or procedure.

            (d) Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option. The Optionee is cautioned that the Option is not exercisable unless the Company's withholding obligations are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested and the Company shall have no obligation to issue a certificate for such shares until such time as the Company's withholding obligations are satisfied.

            (e) Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

            (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act") shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

            (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.

         5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

         6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of employment as described in paragraph 7 below, or (c) upon a Transfer of Control as provided in paragraph 8 below.

         7. Termination of Employment.

            (a) Termination of the Option. If the Optionee ceases to be an employee of the Participating Company Group for any reason, except death or disability within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee within three
(3) months after the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. If the Optionee ceases to be an employee of the Participating Company Group because of the death or disability of the Optionee within the meaning of Section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be an employee, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of twelve
(12) months from the date on which the Optionee's employment terminated, but in any event no later than the Option Term Date. The Optionee's employment shall be deemed to have terminated on account of death (solely for the purposes of extending the termination date of the Option as provided in this section and for no other reason whatsoever including, without limitation, for the purpose of extending or accelerating any vesting calculation) if the Optionee dies within three (3) months after the Optionee's termination of employment. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be an employee of the Participating Company Group.

            (b) Employee and Termination of Employment Defined. For purposes of this paragraph 7, the term "employee" shall mean any person, including officers and directors, employed by a Participating Company or performing services for a Participating Company as a director, consultant, advisor or other independent contractor who performs a minimum of twenty-five (25) hours per week of work or other services on behalf of a Participating Company. For purposes of this paragraph 7, the Optionee's employment shall be deemed to have terminated if the Optionee ceases to be employed by a Participating Company for a minimum of twenty-five (25) hours per week (whether upon an actual termination of employment or upon the Optionee's employer ceasing to be a Participating Company). The Optionee's employment shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee serves as an employee, provided that there is no interruption or termination of the Optionee's service as an employee.

            (c) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

            (d) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of
(i) the tenth (10th) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of employment, or (iii) the Option Term Date.

            (e) Leave of Absence. For purposes hereof, the Optionee's employment with the Participating Company Group shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's employment shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to reemployment with the Participating Company Group remains guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as employment for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

         8. Ownership Change and Transfer of Control. An "Ownership Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

            (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

            (b) a merger or consolidation in which the Company is a party;

            (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more subsidiary corporations of the Company); or

             (d) a liquidation or dissolution of the Company.

             A "Transfer of Control" shall mean an Ownership Change described in
(a) or (b) above in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or any Ownership Change described in (c) or (d) above.

             In the event of a Transfer of Control, any unexercisable and/or unvested portion of the Option shall be immediately exercisable and fully vested as of the date thirty (30) days prior to the Transfer of Control. The exercise and/or vesting of any portion of the Option that was permissible solely by reason of this paragraph 8 shall be conditioned upon the consummation of the Transfer of Control. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is not exercised as of the date of the Transfer of Control.

         9. Death or Disability. If the Optionee ceases to be an employee of the Participating Company Group due to the death or disability (within the meaning of Section 422(c) of the Code) of the Optionee, fifty percent (50%) of the portion of this Option which is unvested at such time shall become fully vested as of the date the Optionee ceased to be an employee of the Participating Company Group due to the Optionee's death or disability as defined in this
Section 9 and the Vested Ratio shall be adjusted accordingly.

         10. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

         11. Rights as a Shareholder or Employee. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 10 above. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Optionee's employment at any time.

         12. Right of First Refusal.

             (a) Right of First Refusal. In the event the Optionee proposes to sell, pledge, or otherwise transfer any shares acquired upon the exercise of the Option (the "Transfer Shares") to any person or entity, including, without limitation, any shareholder of the Participating Company Group, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this paragraph 12 (the "Right of First Refusal").

             (b) Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Optionee shall give a written notice (the "Transfer Notice") to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the "Proposed Transferee") and, if the transfer is voluntary, the proposed transfer price and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the fair market value of the Transfer Shares as determined by the Company in good faith. In the event the Optionee proposes to transfer any Transfer Shares to more than one (1) Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

             (c) Bona Fide Transfer. In the event that the Company shall determine that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee's failure to comply with the procedure described in this paragraph 12 and the Optionee shall have no right to transfer the Transfer Shares without first complying with the procedure described in this paragraph 12. The Optionee shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

             (d) Exercise of Right of First Refusal. In the event the proposed transfer is deemed to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Optionee of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company's exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company's right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed transfer to the same Proposed Transferee.

     If the Company exercises the Right of First Refusal, the Company and the Optionee shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Optionee to any Participating Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

         (e) Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full within the period specified in paragraph 12(d) above, the Optionee may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than one hundred twenty
(120) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this paragraph 12.

         (f) Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interests subject to the provisions of this paragraph 12 providing for the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this paragraph 12 are met.

         (g) Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the shares acquired pursuant to the exercise of the Option if such transfer is in connection with an Ownership Change. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of paragraph 12(i) below result in a termination of the Right of First Refusal.

         (h) Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not the Optionee has attempted a transfer, to one (1) or more persons as may be selected by the Company.

             (i) Early Termination of Right of First Refusal. The other provisions of this paragraph 12 notwithstanding, the Right of First Refusal shall terminate, and be of no further force and effect, upon (i) the occurrence of a Transfer of Control or (ii) the existence of a public market for the class of shares subject to the Right of First Refusal. A "public market" shall be deemed to exist if (x) such stock is listed on a national securities exchange (as that term is used in the Exchange Act) or (y) such stock is traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.

         13. Escrow.

             (a) Establishment of Escrow. To ensure that shares subject to the Right of First Refusal and/or security for any promissory note will be available for repurchase, the Company may require the Optionee to deposit the certificate or certificates evidencing the shares which the Optionee purchases upon exercise of the Option with an agent designated by the Company under the terms and conditions of escrow and security agreements approved by the Company. If the Company does not require such deposit as a condition of exercise of the Option, the Company reserves the right at any time to require the Optionee to so deposit the certificate or certificates in escrow. The Company shall bear the expenses of the escrow.

             (b) Delivery of Shares to Optionee. As soon as practicable after the expiration of the Right of First Refusal, and after full repayment on any promissory note secured by the shares in escrow, but not more frequently than twice each calendar year, the agent shall deliver to the Optionee the shares no longer subject to such restriction and no longer security for any promissory note.

             (c) Notices and Payments. In the event the shares held in escrow are subject to the Company's exercise of the Right of First Refusal, the notices required to be given to the Optionee shall be given to the escrow agent and any payment required to be given to the Optionee shall be given to the escrow agent. Within thirty (30) days after payment by the Company, the escrow agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Optionee.

         14. Stock Dividends Subject to Option Agreement. If, from time to time, there is any stock dividend, stock split, or other change in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Optionee is entitled by reason of the Optionee's ownership of the shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal and/or any security interest held by the Company with the same force and effect as the shares subject to the Right of First Refusal and such security interest

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immediately before such event.

         15. Representations and Warranties. In connection with the grant of the Option and purchase of shares under the Option, the Optionee hereby agrees, represents and warrants as follows:

             (a) The Optionee will purchase the shares solely for the Optionee's own account for investment and not with a view to, or for resale in connection with any distribution thereof within the meaning of the Securities Act. The Optionee further represents that the Optionee does not have any present intention of selling, offering to sell or otherwise disposing of or distributing the shares or any portion thereof; and that the entire legal and beneficial interest in any shares the Optionee may acquire under the Option will be purchased for, and will be held for the account of, the Optionee only and neither in whole nor in part for any other person.

             (b) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the shares. The Optionee further represents and warrants that the Optionee has discussed the Company and its plans, operations and financial condition with its officers, has received all such information as the Optionee deems necessary and appropriate to enable the Optionee to evaluate the financial risk inherent in making an investment in the shares and has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

             (c) The Optionee realizes that a purchase of shares under the Option will be a highly speculative investment and that the Optionee is able, without impairing his or her financial condition, to hold the shares for an indefinite period of time and to suffer a complete loss on the Optionee's investment.

             (d) The Company has disclosed to the Optionee that:

                 (i) The resale of the shares acquired under the Option has not been registered under the Securities Act, and any shares acquired must be held indefinitely unless a transfer of such shares is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the shares;

                 (ii) The Optionee understands that the certificate or certificates evidencing any shares acquired under the Option will be imprinted with legends which prohibit the transfer of the shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company. The Optionee does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person with respect to any of the shares.

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

             (e) The Optionee is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than two years from the date the Optionee has purchased and paid for the shares; the availability of certain public information concerning the Company; the sale being through a broker in an unsolicited "broker's transaction" or in a transaction directly with a market maker (as said term is defined under the Exchange Act); and that any sale of the shares may be made by him or her only in limited amounts during any three-month period not exceeding specified limitations. The Optionee further represents that the Optionee understands that at the time the Optionee wishes to sell the shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Optionee would be precluded from selling the shares under Rule 144 even if the two-year minimum holding period had been satisfied. The Optionee represents that the Optionee understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with an exemption from registration will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

             (f) Without in any way limiting the Optionee's representations and warranties set forth above, the Optionee further agrees that the Optionee will in no event make any disposition of all or any portion of the shares which the Optionee may acquire under the Option unless:

                 (i) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

                 (ii) the Optionee will have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and either:

                      (1) The Optionee will have furnished the Company with an opinion of the Optionee's own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of the Optionee's counsel will have been concurred in by counsel for the Company and the Company will have advised the Optionee of such concurrence; or

                      (2) The disposition is made in compliance with Rule 144

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

or Rule 701 under the Securities Act after the Optionee has furnished the Company such detailed statement and after the Company has had a reasonable opportunity to discuss the matter with the Optionee.

             (g) The Optionee has (i) a preexisting personal or business relationship with the Company or any of its officers, directors, or controlling persons, consisting of personal or business contacts of a nature and duration to enable the Optionee to be aware of the character, business acumen and general business and financial circumstances of the person with whom such relationship exists, or (ii) such knowledge and experience in financial and business matters as to make the Optionee capable of evaluating the merits and risks of an investment in the shares and to protect the Optionee's own interests in the transaction, or (iii) both such relationship and such knowledge and experience.

             (h) The Optionee understands that the shares have not been qualified under the Corporate Securities Law of 1968, as amended, of the State of California by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Optionee's representations as expressed herein. The Optionee understands that the Company is relying on the Optionee's representations and warrants that the Company is entitled to rely on such representations and that such reliance is reasonable.

         16. Legends. The Company may at any time place legends referencing the Right of First Refusal set forth in paragraph 12 above, and any applicable foreign, federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph 16. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

             (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT."

             (b) Any legend required to be placed thereon by the Commissioner of Corporations of the State of California.

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

             (c) "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER'S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION."

         17. Initial Public Offering. The Optionee hereby agrees that in the event of an initial public offering of stock made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such initial public offering; provided, however, that such period of time shall not exceed one hundred eighty
(180) days from the effective date of the registration statement to be filed in connection with such initial public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act. The Optionee shall be subject to this paragraph provided and only if the officers and directors of the Company are also subject to similar arrangements.

         18. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         19. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

         20. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Participating Company Group with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

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

         21. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.


                                               ACCREDITED HOME LENDERS, INC.


                                               By:

                                               Title:

         The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement, including the Right of First Refusal set forth in paragraph 12, and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement. The undersigned acknowledges receipt of a copy of the Plan.

Date: _____________________________________       ______________________________

                                                       _________________________

                                                         _______________________

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